EXHIBIT 10.1

                                  AMENDMENT TO

                              AMENDED AND RESTATED

                              MANAGEMENT AGREEMENT

        WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of DEAN WITTER PORTFOLIO STRATEGY FUND L.P., a Delaware limited partnership (the "Partnership"), and JOHN W. HENRY & COMPANY, INC., a Florida corporation (the "Trading Advisor"), have agreed to amend the Amended and Restated Management Agreement, dated as of May 12, 1997 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to change the management fee and the incentive fee payable to the Trading Advisor.

        WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

        NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

        1. The monthly management fee rate of 1/3 of 1% (a 4% annual rate) referred to in Section 7(a) of the Management Agreement is hereby changed to 1/6 of 1% (a 2% annual rate).

        2. The quarterly incentive fee percentage of 15% referred to in the first paragraph of Section 7(b) of the Management Agreement is hereby changed to 20%.

        3. The foregoing changes shall take effect as of December 1, 2000.



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        IN WITNESS WHEREOF,  this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.

                                        DEAN WITTER PORTFOLIO STRATEGY FUND L.P.

                                        By:   Demeter Management Corporation,
                                              General Partner


                                        By:   /s/Robert E. Murray
                                           -------------------------------------
                                              Name:  Robert E. Murray
                                              Title:  President



                                        DEMETER MANAGEMENT CORPORATION


                                        By:   /s/Robert E. Murray
                                           -------------------------------------
                                              Name:  Robert E. Murray
                                              Title:  President



                                        JOHN W. HENRY & COMPANY, INC


                                        By:   /s/D.M. Kozak
                                           ---------------------------------
                                              Name:  David M. Kozak
                                              Title:  Sr. Vice President